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                                                                   EXHIBIT 23(a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 21, 1997 included in Aquila Gas Pipeline Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP





San Antonio, Texas
June 30, 1997